                        HELLER EHRMAN WHITE & MCAULIFFE
                                333 BUSH STREET
                     SAN FRANCISCO, CALIFORNIA 94104-2878
                           FACSIMILE: (415) 772-6268
                           TELEPHONE: (415) 772-6000


                                 March 1, 1996



                              CONSENT OF COUNSEL


          We hereby consent to the reference to our firm in the Prospectus contained in Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (registration No. 2-22963) of the Dodge & Cox Stock Fund.

                                    Very truly yours,

                                    /S/ HELLER, EHRMAN, WHITE & McAULIFFE